UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2005

                                 ROO GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-25659                11-3447894
----------------------------    ------------------------   -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

                228 EAST 45TH STREET 8TH FLOOR NEW YORK, NY 10017
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (212) 661-4111

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Amendment to Series A Preferred Stock
-------------------------------------

      On September 30, 2005, ROO Group, Inc. (the "Company") amended the terms of its Series A Preferred Stock to provide that: (1) the holders thereof may not convert shares of Series A Preferred Stock if the market price of the Common Stock is below $3.00 per share; and (2) removing the following restriction on the holders thereof from converting shares of Series A Preferred Stock immediately prior to a change in control of the Company:

            "if at the time of a conversion under this Section 5.2 the market price of the Common Stock is below $0.40 per share, then each share of Series A Preferred Stock shall convert into such number of shares of Common Stock equal to (x) two (2), multiplied by (y) the closing price of the Common Stock on the date of the event triggering an automatic conversion under this Section 5.2 divided by $0.20."

One-for-50 Reverse Stock Split
------------------------------

      Effective October 3, 2005, the Company amended its Certificate of Incorporation to effect a one-for-50 reverse split of the Company's issued and outstanding shares of common stock. As of that date, every fifty outstanding shares of common stock were changed into one shares of common stock. Any shareholder who beneficially owns a fractional share of common stock after the reverse stock split will receive one additional share of common stock in lieu of such fractional share.

      Effective October 5, 2005, the Company's common stock is expected to begin quoting on the OTC Bulletin Board with a new ticker symbol: "RGRP."

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (C)    EXHIBITS.

EXHIBIT     DESCRIPTION
NUMBER
--------------------------------------------------------------------------------
3.1         Certificate of Designation, Powers, Preferences and Rights of Series
            A Preferred Stock, filed with the State of Delaware on March 9, 2005
            (Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on March __, 2005)
3.2         Amendment to the Certificate of Designation, Powers, Preferences and
            Rights of Series A Preferred Stock, filed with the State of Delaware on September 30, 2005
3.3         Certificate of Amendment to the Amended Certificate of Incorporation
            of ROO Group, Inc. effective October 3, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ROO GROUP, INC.


Date: October 4, 2005                    By: /s/ Robert Petty
                                         ---------------------------------------
                                         Robert Petty
                                         Chief Executive Officer